CĪON Investment Corporation
Fund Fact Sheet: Q1 2013

As of March 31, 2013

FUND DESCRIPTION:

CĪON Investment Corporation ("CĪON") is a non-traded business development company, or BDC, that focuses on middle market loans. CĪON intends to generate current income, and to a lesser extent, capital appreciation.

TARGET INVESTMENTS:

CĪON offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

SUITABILITY: [1, 2]

- Net worth of $70,000, plus $70,000 of annual gross income; or
- Net worth of $250,000

FUND MANAGEMENT:

CĪON

APOLLO

WEBSITE:

www.cioninvestmentcorp.com

[1] In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus.

[2] Net worth requirements are exclusive of home, home furnishings and automobiles.

FLOATING/FIXED RATE BREAKDOWN *

Floating Rate Investments	100%
Fixed Rate Investments	0%



INVESTMENT COMPOSITION *

First Lien Loans	69.20%
Second Lien Loans	30.80%



INDUSTRY DIVERSIFICATION *

Professional & Business Services	18.31%
Building Materials	12.24%
Food & Beverage	12.24%
Chemicals	12.04%
Insurance	11.86%
Printing & Publishing	8.52%
Healthcare	6.26%
Media	6.21%
Gaming & Hotels	6.18%
Entertainment & Leisure	6.14%



TOP 10 HOLDINGS BY PERCENTAGE *

CHI Overhead Doors	12.24%	Merrill Corp.	8.52%
Westway Group	12.24%	Healogics, Inc.	6.26%
GCA Services Group, Inc.	12.18%	SESAC Holdco II, LLC	6.21%
Plano Molding Co Inc.	12.04%	Centaur Gaming	6.18%
Captive Resources Midco, LLC	11.86%	Orbitz Worldwide	6.14%

AVERAGE COMPANY SIZE *

Average Annual EBITDA †	$65.6 million

† Earnings before interest, taxes, depreciation and amortization.

* Data excludes short term investments, which represent highly liquid investments with original maturity dates of three months or less, and Total Return Swap ("TRS") reference assets, that are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures.

This fund fact sheet summarizes some of the features and transactions of CĪON as of the date indicated above. There is no assurance that additional similar transactions will be available to CĪON or that CĪON's investment portfolio composition going forward will be as described above. Please read the CĪON prospectus, including the "Risk Factors" section, prior to making any investment decision and consider the risks, charges, expenses, and the other important information described therein.

Risks and limitations include, but are not limited to, the following: investment concentration risk; returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating; value uncertainty of portfolio investments; share repurchase price may be lower than initial purchase price; portion of distributions may be a return of capital; management decisions may be subject to conflicts of interest; limited liquidity of shares; interest rate risk exposure; magnified losses may result due to leveraging; possible significant fluctuation of net asset value.

SHARE PRICE: [1]

- $10.19 per share
- $9.45 per share through Registered Investment Advisers

FUND DATA:

Total Equity Raised: $16,806,070

Investment Minimum: $5,000

Distribution Reinvestment Price: 95% of the share price immediately following the distribution date

Cash Flow Objective: To provide monthly distributions

Tax Reporting: Form 1099

[1] Share price is determined on a semi-monthly basis.

ABOUT THE ADVISER: CĪON INVESTMENT MANAGEMENT (CIM)

CĪON's adviser, CIM, an ICON Investments company, is a registered investment adviser. CIM will oversee the management of CĪON's activities and is responsible for making investment decisions for the portfolio. Founded in 1985, ICON is a leading provider of innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. ICON and its affiliates have managed investments for more than 58,000 investors and made approximately $4.5 billion in total investments. ICON, with 109 employees, is headquartered in New York, with offices in Boston, Tulsa, London and Singapore.

ABOUT THE SUB-ADVISER: APOLLO INVESTMENT MANAGEMENT (AIM)

Apollo Global Management, LLC ("Apollo"), founded in 1990, is one of the world's largest alternative investment managers with significant scale, infrastructure and demonstrated investment experience. Apollo employs a value oriented investment philosophy to invest and manage funds on behalf of some of the world's most prominent pension and endowment funds as well as other institutional and individual investors. AIM, a subsidiary of Apollo, acts as CĪON's investment sub-adviser. AIM assists CIM, as well as draws from Apollo's 23 years of experience, to identify investment opportunities and make investment recommendations for the portfolio. Apollo has approximately $114 billion of Assets Under Management and 644 employees in nine offices around the world.‡

‡ As of March 31, 2013. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."